SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

Deutsche Money Market VIP

________________________________________________________________________________________________

Effective on or about May 2, 2016, the Fund will operate as a government money market fund under the amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that were adopted in July 2014 with final compliance dates ranging between July 2015 and October 2016. As currently structured, on the final compliance date for the Rule 2a-7 amendments, the Fund would be required to implement a floating net asset value and would be allowed, and in certain situations, required, to implement liquidity fees and/or redemption gates. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value (although the Fund will seek to maintain a $1.00 net asset value, there is no guarantee that it will be able do so and if the net asset value falls below $1.00, you would lose money) and the Fund will not be required to implement liquidity fees and/or redemption gates. As a government money market fund, the Fund will invest at least 99.5% of the fund’s total assets in cash, US government securities, and/or repurchase agreements that are collateralized by these same securities.

In order for the Fund to operate as a government money market fund, shareholders approved revisions to the Fund’s fundamental investment policy relating to concentration (the “Concentration Policy”) such that the Fund would no longer be required to invest more than 25% of its total assets in obligations of banks and other financial institutions. If not revised, the current Concentration Policy would have precluded the Fund from operating as a government money market fund.

In addition to the revised Concentration Policy, the following changes to the Fund for it to operate as a government money market fund will also take effect on May 2, 2016:

(i)	The adoption of a principal investment strategy to invest at least 99.5% of the Fund’s total assets in cash, US government securities, and/or repurchase agreements that are collateralized by these same securities.
(ii)	A name change as follows:
Current Name	New Name
Deutsche Money Market VIP	Deutsche Government Money Market VIP
(iii)	The adoption of a principal investment strategy to invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and/or repurchase agreements that are collateralized by US government securities.
(iv)	A reduction in the management fee rate paid by the Fund to Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to the Fund, as set forth below:
Current Management Fee Rate Schedule		Revised Management Fee Rate Schedule
Average Daily Assets	Management Fee Rate	Average Daily Assets	Management Fee Rate
First $500 Million	0.285%	First $500 Million	0.235%
Next $500 Million	0.270%	Next $500 Million	0.220%
Over $1 Billion	0.255%	Over $1 Billion	0.205%
Over $2 Billion	0.240%	Over $2 Billion	0.190

To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the Fund beginning in the first quarter of 2016. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund's yield may decrease as more assets are invested in government securities.

Please Retain This Supplement for Future Reference

February 23, 2016

PROSTKR-605